Exhibit 10.30.3

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS [***]

EXECUTION VERSION
CONFIDENTIAL

ASSIGNMENT CONSENT AGREEMENT AND THIRD AMENDMENT TO THE
EXCLUSIVE LICENSE AGREEMENT WITH KNOW-HOW
Signature Page

LICENSE CONTACT INFORMATION

Company full legal name and notice address:
IVERIC bio Gene Therapy LLC
8 Sylvan Way
Parsippany, NJ 07054
Attention: [***]
Email: [***]

with  a copy to:

Wilmer Cutler Pickering Hale and Dorr LLP
60 State Street
Boston, MA 02109
Attention: [***]
Email: [***]
Company primary phone number: [***]
Company primary fax number: [***]
Company contact name: [***]	Contact title: [***]	Contact phone number: [***]

ASSIGNEE CONTACT INFORMATION

Company full legal name and notice address:
Opus Genetics Inc.
8 Davis Drive
Durham, NC 27709
Attention: [***]
Email: [***]

with  a copy to:

Smith, Anderson, Blount, Dorsett, Mitchell & Jennigan, LLP
Wells Fargo, Capitol Center
150 Fayetteville Street, Suite 2300
Raleigh, NC 27601
Attention: [***]
Email: [***]
Company primary phone number:
Company primary fax number:
Company contact name: [***]	Contact title: [***]	Contact phone number: [***]

PENN CONTACT INFORMATION
Penn notice address: University of Pennsylvania Penn Center for Innovation 3600 Civic Center Blvd, 9th Flr Philadelphia, PA 19104-6283 Attention: Managing Director	Penn primary phone number: [***]
Company primary fax number: [***]
Penn Investigator name: [***]	Penn department: [***]
Payments to Penn shall be made in accordance with Section 6.3 of the License Agreement: [***]

UFRF CONTACT INFORMATION

UFRF notice address:
University of Florida Research Foundation. Incorporated
223 Grinter Hall, University of Florida
P.O. Box 115500
Gainesville, FL 32611-5500
Attn: President

With a copy to:

Office of Technology Licensing University of Florida
Attn: Director (Rm. 112) 747 SW 2nd Avenue Post Office Box 115575
Gainesville, Florida 32611-5575
UFRF primary phone number: [***]
UFRF primary fax number: [***]
UFRF Investigator name: [***]	UFRF department: [***]

LICENSE AGREEMENT
Patent Docket Numbers: [***]	Effective Date of License: April 10, 2019
Field of Use: THERAPIES FOR THE PREVENTION, TREATMENT, CONTROL AND PALLIATION OF HUMAN DISEASES ASSOCIATED WITH THE BEST1 GENE.	Amendments/Effective Dates: Amendment No. 1 May 1, 2020 Amendment No. 2. July 1, 2022

EFFECTIVE DATE OF ASSIGNMENT

Background: Opus is purchasing all or substantially all of the assets of Iveric related to products identified in the License Agreement (as defined below), pursuant to the Asset Purchase Agreement (defined below). The parties with to provide for the assignment to Opus of all of Iveric’s rights under the License Agreement form and after the date hereof. The parties also desire to amend the License Agreement as provided in Section 5 hereof.
Effective Date of Assignment: December 23, 2022

Assignment Consent Agreement	Page 2 of 5

SIGNATURES

This Assignment Consent Agreement and Third Amendment to the Exclusive License Agreement with Know-How includes this Signature Page and all of the attached Terms and Conditions. By signing below, Iveric, Opus, Penn and UFRF agree to all of the provisions of this Agreement and intend to be bound hereby.

LICENSEE IVERIC BIO GENE THERAPY LLC By: /s/ Tony Gibney (please sign) Name: Tony Gibney Title: Chief Business and Strategy Officer		ASSIGNEE OPUS GENETICS INC. By: /s/ Ben Yerxa (please sign) Name: Ben Yerxa Title: President & Chief Executive Officer
Date:	12/23/2022	Date:	12/23/2022

THE TRUSTEES OF THE UNIVERSITY OF PENNSYLVANIA By: /s/ Benjamin Dibling (please sign) Name: Benjamin Dibling Title: Deputy Managing Director		THE UNIVERSITY OF FLORIDA RESEARCH FOUNDATION INCORPORATED By: /s/ Jim O’Connell (please sign) Name: Jim O’Connell Title: Director, UF Innovate ǀ Licensing
Date:	12/23/2022	Date:	12/23/2022

Assignment Consent Agreement	Page 3 of 5

Assignment Consent Agreement and Third Amendment to the Exclusive License Agreement with Know-How

Terms and Conditions

This Assignment Consent Agreement and Third Amendment to the Exclusive License Agreement with Know-How (“Assignment Agreement”), effective upon execution by all the parties as of the effective date listed on the Signature Page (the “Effective Date”), is entered into by and among, IVERIC bio Gene Therapy LLC (successor in interest to Ophthotech Corporation) (“Iveric”), Opus Genetics Inc. (“Opus”), The Trustees of the University of Pennsylvania (“Penn”) and The University of Florida Research Foundation, Incorporated (“UFRF”, and collectively with Penn, the “Licensors”).

1.          Defined Terms. Capitalized terms used but not defined in this Assignment Agreement are defined in the Exclusive License Agreement with Know-How, by and among Penn, UFRF and Iveric, dated as of April 10, 2019, as amended by Amendment No. 1, dated May 1, 2020, and Amendment No. 2, dated July 1, 2022 (the “License Agreement”).

(c) Anything in this Assignment Agreement to the contrary notwithstanding, in no event shall Iveric be released from any liabilities under, or failure to perform its obligations pursuant to, the License Agreement prior to the Effective Date, and Iveric shall remain liable to Licensors for all such liabilities and obligations.

2.          Assignment and Consent. As of the Effective Date:

(a) Pursuant to the Asset Purchase Agreement between Iveric and Opus effective as of the Effective Date (the “Asset Purchase Agreement”), Iveric has assigned to Opus all of Iveric’s right, title and interest in, to and under (i) the License Agreement, and Opus has assumed all of Opus’ obligations under the License Agreement from and after the Effective Date, (ii) the Penn SRA, dated October 30, 2018, as amended by Amendment No. 1, dated October 1, 2019 and Amendment No. 2, dated October 31, 2022, the “Sponsored Research Agreement”, and collectively with the License Agreement, the “Assigned Agreements”). The Licensors, on behalf of their respective institutions, hereby (x) consent to the assignment and assumptions of the License Agreement and (y) Penn acknowledges and agree to the assignment of the Sponsored Research Agreements.

(b) In furtherance of the foregoing, effective as of the Effective Date:
(i)           Opus hereby accepts, and agrees to assume, all of Iveric’s right, title and interest in, to and under the Assigned Agreements;

(ii)        Opus will become a party to the Assigned Agreements and will succeed to all of the rights and assume all of the obligations of Licensee thereunder;

(iii)       all references to “Licensee” in the License Agreement will refer to Opus; and

(iv)       all references to “Sponsor” in the Sponsored Research Agreements will refer to Opus.

(b) The Patent Applications, which are described in Appendix 1 of this Assignment Agreement, and all patent rights arising therefrom constitute Subsequently Added Intellectual Property and Appendix G to the License Agreement is hereby deleted in its entirety and replaced with Appendix 1..

All other terms and provisions of the License Agreement, except as expressly amended by this Section 5, remain in full force and effect.

6.          Miscellaneous. Any notice must be in writing and sent to the address of the party listed on the Signature Page. The parties do not intend that any agency or partnership relationship be created by this Assignment Agreement. This Assignment Agreement may only be modified by a written amendment that is executed by an authorized representative of each party . Any waiver must be express and in writing. No waiver by a party of a breach by another party will constitute a waiver of any different or succeeding breach. This Assignment Agreement will be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania without regard to conflicts of law principles of any jurisdiction.

3.          Representations and Warranties. Each party to this Assignment Agreement represents and warrants to each other that the person executing this Assignment Agreement on its behalf has all necessary power and authority to do so, and that upon such execution, this Assignment Agreement is a legal, valid and binding obligation enforceable against such party.

4.          Consideration. In consideration for the Licensors’ consent to the assignment of the License Agreement from Iveric to Opus, Opus agrees to pay Penn:

(a)          [***], which payment will be made on the Effective Date;

(b)          [***] of each milestone payment that it is required to pay to Iveric under Section 3.3 of the Asset Purchase Agreement, with each such payment due to Penn within [***] of achieving the milestone and in addition to any amounts that may be owed to Penn under the License Agreement for the same milestone.

5. Amendments to License Agreement. The Licensors and Opus agree that the License Agreement shall be amended as follows, as of the Effective Date:

(a) Appendix F-1 of the License Agreement — Milestones — Diligence Events for Wildtype Only Products shall be amended by deleting the contents of such table and replacing them with the following:

[***]

This Assignment Agreement, the Asset Purchase Agreement, the License Agreement (as amended hereby) and the Sponsored Research Agreements contain the entire agreement between the parties with respect to subject matter of this Assignment Agreement and supersede all other oral or written representations, statements, or agreements with respect to such subject matter. This Assignment Agreement is binding upon the parties and their respective heirs, successors, assigns, and personal representatives. No party may assign this Assignment Agreement without the prior written consent of the other parties. This Assignment Agreement may be signed in counterparts which, taken as a whole, will constitute one agreement.

Assignment Consent Agreement	Page 4 of 5

Appendix 1

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Assignment Consent Agreement	Page 5 of 5